TRIANGLE BANCORP, INC.

                        1988 INCENTIVE STOCK OPTION PLAN


Triangle Bancorp, Inc., a bank holding company organized and existing under the laws of the State of North Carolina (herein referred to as the "Company"), hereby adopts the following Stock Option Plan (the "Plan") for certain individuals performing services for the Company or any of its subsidiaries.

         1. Purpose. This Plan is intended to advance the interests of the Company by allowing officers and other key employees of the Company or any of its subsidiaries who have substantial responsibility for the direction and management of the Company or any of its subsidiaries to acquire a proprietary interest in the Company as an additional incentive to promote the Company's success, and by encouraging such individuals to continue to provide their services to the Company or any of its subsidiaries. These aims will be effectuated by the granting of certain stock options issued under the Plan and designated by the Committee (defined hereinafter) pursuant to Section 3(b) hereof will qualify as Incentive Stock Options (hereinafter called "ISO's"). Under Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"), and the terms of the Plan shall be interpreted in accordance with this intention. Options granted under this Plan are referred to hereinafter as "Options".

         2. Plan. The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors ("the Board") of the Company, which shall consist of not less than three members. Subject to the provisions of the Plan, the Committee shall have full authority, in its description, to (a) determine the employees (from the class of employees eligible under Section 3 hereof to receive Options under the Plan) to whom Options shall be granted; (b) determine the time or times at which Options shall be granted; (c) determine the option price of the shares subject to each Option, which price shall be not less than the minimum specified in accordance with Section 5 hereof; (d) determine (subject to Sections 7 and 9 hereof) the time or times when each Option shall become exercisable and the duration of the exercise; and (e) interpret the Plan and prescribe, amend, and rescind rules and regulations relating to it. The interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive. The Committee may consult with counsel and other professional advisors, who may be counsel or advisors to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of such counsel or advisors.

         3. Eligibility. (a) Options may be granted by the Committee only to persons who are officers or other key employees of the Company or a subsidiary of the Company who perform services of major importance in the management, operation, and development of the business of the Company or of any subsidiary of the Company, and the Committee shall determine the number of shares to be allocated to each Option. In determining the eligibility of an employee to receive an Option as well as in determining the number of shares to be optioned to any individual, the Committee shall consider the position and responsibilities of the individual being considered, the nature and value to the Company of such individual's services and accomplishments, the person's present and potential contributions to the success of the Company, and such other factors as the Committee may deem relevant. A person receiving an Option pursuant to this Plan shall sometimes be referred to hereinafter as an "Optionee".

         (b) At the time each Option is granted to an employee under this Plan, the Committee shall determine whether such Option is to be designated as an ISO. No Option granted to any employee who at the time of such grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries may be designated as an ISO, unless at the time of such grant the option price is fixed at not less than 110% of the fair market value of the Shares (defined hereinafter) subject to the Option, and exercise of such Option is prohibited by its terms after the expiration of five years from the date such Option is to the Plan. There will be reserved for use upon the exercise of Options to be granted from time to time under the Plan (subject granted.

         (c) No individual shall be given the opportunity under this Plan to exercise Options for Shares valued (at the time of the granting of the Option) in excess of $100,000 in any calendar year, unless and except to the extent that said Options shall have first become exercisable in a preceding year. No Option shall be granted hereunder for the purchase of Shares in such a manner as would cause the foregoing restriction to be violated.

         4. Shares of Stock Subject to the provisions of Section 6 hereof) an aggregate of 860,244 Shares of the no par value common stock (the "Shares") of the Company, which, as the Committee shall from time to time determine, may be in whole or in part either authorized but unissued Shares, or issued Shares which shall have been reacquired by the Company. Any Shares subject to an Option under the Plan, which Option for any reason expires or is terminated unexercised as to such Shares, may again be subjected to an Option under the Plan.

         5. Option Price. The purchase Price under each Option issued shall be determined by the Committee at the time the Option is granted, but in no event shall such purchase price be less than 100% (110%, in the case of an ISO granted to an employee described in Section 3(b) hereof) of the fair market value of the Company's Shares on the date of the grant. If the shares are traded in the over-the-counter market, such fair market value shall be deemed to be the mean between the asked and the bid prices on such day as reported by NASDAQ. If the stock is traded on an exchange, such fair market value shall be deemed to be the mean of the high and low prices at which it is quoted or traded on such day on the exchange on which it generally has the greatest trading volume. In all cases, any determination hereunder by the Committee as to the fair market value of the

Shares for which Options are granted shall be made in good faith and shall be determinative for all purposes of this Plan.

         6. Adjustment for Dilution, Etc. In the event that there is (a) a subdivision or consolidation of the Company's common stock or any other capital adjustment of the Company's common stock, (b) the payment by the Company, of a stock dividend, or (c) any other increase or decrease in the outstanding common stock of the Company effected without receipt of consideration by the Company, then the number of Shares then covered by each outstanding Option granted hereunder shall be adjusted proportionately with no adjustment in the total purchase price of the Shares then so covered by such Option, and the number of Shares reserved for the purpose of the Plan shall be adjusted by the same proportion. All such adjustments shall be made by the Committee, whose determination upon the same shall be final and binding upon the Optionees. No fractional Shares shall be issued and any fractional Shares resulting from the computations pursuant to this Section 6 shall be eliminated from the respective Option. No adjustment shall be made for cash dividends or the issuance to stockholders of rights to subscribe for additional Shares or other securities.

         7. Duration and Exercise of Options. (a) All Options issued under the Plan shall be for such period as the Committee shall determine, but for not more than ten years (five years, in the case of any employee described in Section 3(b) hereof) from the date of the grant thereof. The period of the Option, once it is granted, may be reduced only as outlined in Section 9 hereof; provided, however, that the Committee may, where the Company is involved in a merger, consolidation, dissolution, or liquidation, accelerate the expiration date and the dates on which any part of the Option may be exercisable for all the Shares covered thereby, but the effectiveness of such acceleration, and the exercise of the Option pursuant thereto in excess of the number of Shares for which it would have been exercisable in the absence of such acceleration, shall be conditioned upon the consummation of the merger, consolidation, dissolution, or liquidation. Except as provided in Section 9 or subsection (b) below, no Option may be exercised after termination of the Optionee's employment with the Company, and in no event may an Option be exercised after the expiration of its term.

         (b) Except as otherwise modified by the Committee, or as otherwise expressly provided for herein, Options granted under this Plan shall become exercisable as they vest in accordance with this Section 7. An employee may, within three months after termination of his employment, exercise his option with respect to the vested portion of the Shares subject to the Option, determined in accordance with and based on the whole number of years of the Optionee's continued employment with the Company or any subsidiary of the Company from the date the Option is granted through the date of Optionee's termination of employment, determined in accordance with the following schedule:

                        Years of                     Percentage of
                  Continued Employment               Shares Vested

                            1                             33.33%
                            2                             33.33%
                            3                             33.33%

In the event an Optionee terminates employment within the three-year period described above, all Shares not vested in accordance with the Schedule described above shall be forfeited, and the Optionee shall have no right to exercise his Option with respect to any such forfeited Shares. In each case, such limitations shall be calculated, in the case of any resulting fraction, to the nearest low whole number of Shares. Notwithstanding the foregoing, the Committee may, in its sole discretion, (i) prescribe longer time periods and additional requirements with respect to the exercise of an Option, (ii) different vesting schedules with respect to any Option, and (iii) terminate in whole or in part such portion of any Option as has not yet become exercisable at the time of termination of it determines that the Optionee is not performing satisfactorily the duties to which he was assigned on the date the Option was granted or duties of at least equal responsibility. Except as provided herein or in Section 9 hereof, no Option may be exercised unless the Optionee is at the time of such exercise in the employ of the Company or of a subsidiary of the Company, and shall have been continuously so employed since the grant of his Option. Absence or leave approved by the management of the Company shall not be considered an interruption of employment for any purpose under the Plan.

         (c) Subject to limitations contained herein as to the time for exercise of an Option and the amount of Shares subject to such Option, and notwithstanding subsection (b) above, each Option shall be exercisable in whole or in part or in installments at such time or times and in such manner as the Committee may prescribe and specify in granting the Option to the Optionee, which manner may differ from the exercise periods otherwise prescribed in subsection (b) above. No Shares shall be delivered pursuant to any exercise of an Option until the requirements of such laws and regulations as may be deemed by the Committee to be applicable to them have been satisfied, and further until receipt by the Company of the full option price in cash for the Shares for which an Option is exercised. In order to facilitate the accumulation of funds to enable employees to exercise their Options, each Optionee shall have the right, if he or she so elects, to direct the Company or subsidiary of the Company to withhold from his or her compensation regular amounts to be applied toward the exercise of the Options. Funds credited to the Stock Option accounts will be under the control of the Company until applied to the payment of the option price at the direction of the employee or returned to the employee in the event the amount is not used for purchase of Shares under Option, and all funds received or held by the Company under the Plan may be used for any corporate purpose, and no interest shall be payable to the participant on account of any amounts so held. Such amounts may be withdrawn by the employee at any time, in whole or in part, for any reason.

         (d) No Optionee or his legal representative, legatees, or distributees, as the case may be, will be, or will be deemed to be, a holder of any Shares subject to an Option unless and until certificates for such Shares are issued to him or them under the terms of the Plan. Except as otherwise provided herein, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

         (e) Notwithstanding the provisions of subsection 7(c), (i) the exercise price of the Shares subject to the Option may be paid, at the discretion of the Board, by the tender of Shares already owned by the Optionee, or through a combination of cash and Shares, or through such other means that the Board determines are consistent with the Plan's purpose and applicable law. No fractional Shares will be issued or accepted;

                  (ii) the exercise price of the Shares subject to the Option may be paid, at the discretion of the Board, on a "cashless" basis, by delivery to the Company or its designated agent of an irrevocable written notice of exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares of stock and deliver the sale or margin loans proceeds directly to the Company to pay the exercise price; and

                  (iii) with respect to the number of Shares under an Option which exceed the $100,000 annual vesting limit referred to in subsection 3(c) or which otherwise, through no decision of the Optionee, do not qualify as ISO Shares, receipt of those Shares otherwise issuable by the Company upon exercise of an Option by an Optionee may by deferred under a program of delayed receipt adopted by the Board, which program shall contain such rules governing eligibility to participate, timing of elections to defer, forms of distribution of Shares and the like as the Board shall determine.

         8. Assignability. Each Option granted under this Plan shall be transferable only by will or by the laws of descent and distribution and shall be exercisable, during an Optionee's lifetime, only by the Optionee to whom the Option is granted. Except as permitted by the preceding sentence, no Option granted under the Plan or any of the rights and privileges thereby conferred shall be transferred, assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise), and no such Option, right, or privilege shall be subject to execution, attachment, or similar process. Upon any attempt so to transfer, assign, pledge, hypothecate, or otherwise dispose of the Option or any right or privilege conferred thereby, contrary to the provisions hereof, or upon the levy of any attachment or similar process upon such Option, right, or privilege, the Option and such rights and privileges shall immediately become null and void.

         9. Effect of Termination of Employment, Death, or Disability. (a) Notwithstanding anything in this Plan to the contrary, in the event an Optionee's employment shall be terminated by reason of the Optionee's retirement at his Retirement Date (defined hereinafter), the Optionee shall have the right to exercise such Option or Options held by him, to the extent that such Options have not previously expired or been exercised, at any time within three months after such retirement; upon such retirement, all Options held by such Optionee which have not been theretofore exercised by him or otherwise expired shall be immediately exercisable in full, notwithstanding Section 7(b) or (c) hereof.

         (b) In the event that an Optionee shall die while employed by the Company or any subsidiary of the Company, or shall die within three months after retirement on or after his Retirement Date, any Option or Options granted to him under this Plan which have not previously expired or been exercised shall be exercisable by the estate of the Optionee (or by any person who acquired such Option by bequest or inheritance from the Optionee) in full notwithstanding
Section 7(b) or (c) hereof, any time within one year after the death of the Optionee. References herein to the Optionee shall be deemed to include any person entitled to exercise the Option after the death of the Optionee under the terms of this Section 9(b).

         (c) In the event of an Optionee's termination of employment by reason of the Optionee's disability, the Optionee shall have the right, notwithstanding
Section 7(b) or (c) hereof, to exercise all Options held by him to the extent that such Options have not previously expired or been exercised, at any time within one year after such termination; upon such disability, all Options held by such Optionee which have not been theretofore exercised by him or otherwise expired shall be immediately exercisable in full, notwithstanding Section 7(b) or (c) hereof. The term "disability" shall, for the purposes of this Plan, be defined in the same manner as such term is defined in Section 105(d)(4) of the Code.

         (d) For the purposes of this Plan, "Retirement Date" shall mean, any date an employee is otherwise entitled to retire under any of the Company's or its subsidiaries' retirement plans, or if no such retirement plans exist, then the date on which the Optionee attains age 65.

         10. Listing and Registration of Shares. Each Option shall be subject to the requirement that if at any time the Committee shall determine, in its description, that the listing, registration, or qualification of the Shares covered thereby upon any securities exchange or any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue or purchase of Shares thereunder, such Option may not be exercised in whole or in part unless and until such listing, registration, qualification, consent, or approval shall have been effected or basined free of any conditions not acceptable to the Committee. The Company shall not be required to issue or deliver any certificate for Shares of its stock purchased upon the exercise of any part of an Option before (i) the admission of such Shares to listing on any stock exchange in which the stock of the Company may then be listed, (ii) completion of any registration or other qualification of such governmental regulatory body that the Company shall, in its sole discretion, determine is necessary or advisable, and (iii) the Committee shall have been advised by counsel that all applicable legal requirements have been complied with and satisfied.

         11. Expiration and Termination of the Plan. Options may be granted under the Plan at any time or from time to time so long as the total number of Shares at any one time optioned and/or purchased under this Plan does not exceed 460,244 Shares. The Plan may be abandoned or terminated at any time by the Board except with respect to any Options then outstanding under the Plan. No Option shall be granted pursuant to the Plan after ten years from effective date of the Plan.

         12. Amendment of Plan. The Board may at any time and from time to time modify and amend the Plan (including the form of any option agreement to be executed pursuant hereto) in any respects; provided, however, that no such amendment shall: (a) increase (except in accordance with Section 6 hereof) the maximum number of Shares for which Options may be granted under the Plan either in the aggregate or to any individual; (b) reduce (except in accordance with Section 6 hereof) the minimum option prices which may be established under the Plan; (c) extend the period or periods during which Options may be granted or exercised; (d) change the provisions relating to the determination of individuals to whom Options shall be granted and the number of Shares to be covered by such Options; or (e) change the provisions relating to adjustments to be made upon changes in capitalization. The termination or any modification or amendment of the Plan shall not, without the consent if the Optionee, affect such Optionee's rights under an Option theretofore granted to him.

         13. Applicability of Plan to Outstanding Stock Options. This Plan shall not affect the terms and conditions of any non-qualified stock options heretofore granted to any individual by the Company or any of its predecessors under any other plan or agreement relating to non-qualified stock options, nor shall it affect any of the rights of any individual to whom such a non-qualified stock option was granted.

         14. Effective Date of Plan. This Plan shall become effective upon adoption by the Board, subject to approval by the shareholders of the Company (or any of its predecessors). This Plan shall not become effective unless such shareholder approval shall be obtained within twelve months before or after the adoption of the Plan by the Board.

         15. Change in Control. In the event of a "change in control of the Company, any option granted hereunder shall be deemed to be fully vested and immediately exercisable, entitling the Optionee to immediately exercise the Option in full and to purchase, prior to the effective date of any "change in control", the full number of Shares subject to such option which he or she otherwise would have been entitled to purchase during the remaining term of such option. The Committee shall give each Optionee at least thirty (3) days prior written notice of any event giving rise to an immediate purchase right under this Section 15.

For purposes of this Section 15, the phrase "change-in-control means (1) any "person" (as defined in Sections 13(d) and 14 (d) of the Securities Exchange Act of 1934 (the "Exchange Act") becoming the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the Company's outstanding securities having the right to vote at the election of directors, or (ii) during any period of two (2) consecutive years, a change in the majority of the Board of Directors unless the election of each new Director was approved by at least two-thirds of the Directors then still in office who are Directors at the beginning of such two (2) year period ", or (iii) a merger, consolidation or sale of all or substantially all of the assets of the Company in which the Company is not the surviving institution, or (iv) the distribution of a proxy statement soliciting proxies from shareholders of the Company by someone other than the current management of the company, seeking shareholder approval of a plan of reorganization, merger or consolidation of, the Company or similar transaction with one or more corporations as result of which the outstanding shares of the class of securities then subject to the plan of reorganization are exchanged for or converted into cash or property or securities not issued by the Company, or (v) a tender offer is made for twenty percent (20%) or more of the voting securities of the Company.



* As amended by the Board of Directors on November 18, 1997.

* As amended by the Board of Directors on August 19, 1997.

* As amended by the Board of Directors on February 23, 1995.

* As amended by the Shareholders on May 23, 1995

*  As amended By the Board of Directors Compensation Committee on January 25,
   1994.

* As amended by the Shareholders as of December 16, 1993.